EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Kathleen P. Mullinix and Lisa L. Reiter, or either of them, such person's true and lawful attorney-in-fact and agent with full power of substitution and re- substitution for such person and in his or her name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any or all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing requisite or necessary to be done in and about the premises, to all intents and purposes and as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitutes may lawfully do or cause to be done by virtue hereof.



          Signature                       Title                     Date
------------------------------     ----------------------      --------------

/s/ Kathleen P. Mullinix           Chairman of the Board,      March 13, 1997
------------------------------     President, and Chief
Kathleen P. Mullinix               Executive Officer


/s/ Robert L. Spence               Senior Vice President,      March 13, 1997
------------------------------     Chief Financial Officer,
Robert L. Spence                   and Treasurer


/s/ Jonathan J. Fleming            Director                    March 13, 1997
------------------------------
Jonathan J. Fleming


/s/ Zola P. Horovitz, Ph.D         Director                    March 18, 1997
------------------------------
Zola P. Horovitz, Ph.D


/s/ Eric R. Kandel, M.D            Director                    March 13, 1997
------------------------------
Eric R. Kandel, M.D


/s/ John E. Lyons                  Director                    March 17, 1997
------------------------------
John E. Lyons


/s/ Sandra Panem, Ph.D             Director                    March 13, 1997
------------------------------
Sandra Panem, Ph.D


/s/ Alison Taunton-Rigby, Ph.D     Director                    March 13, 1997
------------------------------
Alison Taunton-Rigby, Ph.D


/s/Robert Walkingshaw              Director                    March 13, 1997
------------------------------
Robert Walkingshaw